Filed Pursuant to Rule 497(e)

Registration No. 033-06790

THE TETON WESTWOOD FUNDS (the “Trust”)

TETON Westwood Mighty Mitessm Fund (“Mighty Mites Fund”)

Supplement dated October 3, 2013, to the Mighty Mites Fund’s Summary Prospectuses,

dated January 28, 2013, as supplemented.

Effective October 3, 2013, Paul D. Sonkin has been added as a Portfolio Manager of the Mighty Mites Fund. The Mighty Mites Fund will continue to be co-managed by Mario J. Gabelli, CFA, Laura Linehan, and Elizabeth M. Lilly, CFA.

To reflect the changes, in the “Management” section, the sub-section “The Portfolio Managers” is replaced in its entirety with the following:

Mr. Mario J. Gabelli, CFA has served as Portfolio Manager of the Fund since its inception on May 11, 1998. Ms. Laura Linehan has served as Portfolio Manager of the Fund since its inception in 1998. Ms. Elizabeth M. Lilly, CFA has been a Portfolio Manager of the Fund since July 1, 2011. Mr. Paul D. Sonkin has served as a Portfolio Manager of the Fund since October 3, 2013.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE